File Number: 33-84546
                                                Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933



                                                                   June 21, 2007

           Supplement to the May 1, 2007 Class II Shares Prospectuses for Pioneer Core Bond VCT Portfolio, Pioneer Equity Opportunity VCT Portfolio
               and Pioneer Small and Mid Cap Growth VCT Portfolio

The Trustees of Pioneer Variable Contracts Trust (the "Trust") have authorized the liquidation of the following three series of the Trust: Pioneer Core Bond VCT Portfolio, Pioneer Equity Opportunity VCT Portfolio and Pioneer Small and Mid Cap Growth VCT Portfolio (collectively, the "Portfolios"). It is anticipated that the Portfolios will be liquidated on or about November 9, 2007. Prior to each Portfolio's liquidation, all or a substantial portion of the Portfolio's assets may be invested in cash, cash equivalents and debt securities with remaining maturities of less than one year. When invested in such instruments in anticipation of the liquidation, each Portfolio may not be able to achieve its investment objective.


                                                                   20991-00-0607
                                         (C)2007 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds